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                                                                   EXHIBIT 17(a)

     As filed with the Securities and Exchange Commission on July 16, 1987

                                                          File No.
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                      and

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 8

                               Mutual Fund Group*
               (Exact Name of Registrant as Specified in Charter)

                200 Berkeley Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-423-3500

       Arnold D. Scott, 200 Berkeley Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

Pursuant to Rule 24f-2(a)(1), Registrant hereby declares that an indefinite number of its Shares of Beneficial Interest (without par value) is being registered by this registration statement.

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The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

*Relating to shares of Capital Growth Fund